Exhibit 10t-4


                                 THIRD AMENDMENT
                                     TO THE
                              BELLSOUTH CORPORATION
                 TRUST UNDER BOARD OF DIRECTORS BENEFIT PLAN(S)


         THIS THIRD AMENDMENT to the BellSouth Corporation Trust Under Board of Directors Benefit Plan(s) (the "Trust Agreement") is made this 15th day of March, 2004, by and between BellSouth Corporation, a Georgia corporation ("Company"), and The Northern Trust Company, an Illinois corporation of Chicago, Illinois ("Trustee"):

         WHEREAS, Company and Bankers Trust Company, a New York Corporation ("Bankers Trust"), first executed the Trust Agreement on May 23, 1996; and

         WHEREAS, Company on November 1, 2003, appointed Trustee as successor trustee to Bankers Trust Company; and

         WHEREAS, Company and Trustee, effective November 1, 2003, executed a First Amendment to the Trust Agreement; and

         WHEREAS, Company and Trustee, effective December 17, 2003, executed a Second Amendment to the Trust Agreement; and

         WHEREAS, Company and Trustee now desire to amend further the Trust Agreement, pursuant to Section 12 of the Trust Agreement;

         NOW, THEREFORE, the section of the Trust Agreement set forth below is amended as follows, but all other sections of the Trust Agreement shall remain in full force and effect:

                                       1.

         Section 9 is hereby amended by adding at the end thereof the following new sentence:

                  "In addition, with respect to any third party engaged by the Company to provide services, including but not limited to, actuarial, accounting, recordkeeping, or legal services, for the Trust or the Plans(s), the Company shall direct the Trustee to pay such third party's reasonable administrative expenses (including reasonable compensation) from the Trust to the extent not paid by Company."

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         IN WITNESS WHEREOF, Company and Trustee have caused this Amendment to be executed and their respective corporate seals to be affixed and attested by their corporate officers on the day and year first written above.


                                BELLSOUTH CORPORATION




                                By: /s/ Lynn Wentworth
                                Its:  Chairman, Trust Asset Management Committee




ATTEST:

/s/ Marcy A. Bass
Its: Senior Corporate Counsel & Asst. Corporate Secretary


         (CORPORATE SEAL)



         The undersigned, Marcy A. Bass, does hereby certify that he/she is the duly elected, qualified and acting Assistant Corporate Secretary of BellSouth Corporation ("Company") and further certifies that the person whose signature appears above is a duly elected, qualified and acting officer of Company with full power and authority to execute this Trust Amendment on behalf of Company and to take such other actions and execute such other documents as may be necessary to effectuate this Trust Amendment.



/s/ Marcy A. Bass
Senior Corporate Counsel and
Assistant Corporate Secretary
BellSouth Corporation

                                            THE NORTHERN TRUST COMPANY



                                            By: /s/ Anita L. Bender
                                            Its:  Vice President



ATTEST:
Its:  /s/ Helen M. Stirk